UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 11, 2024

ADC Therapeutics SA

(Exact Name of Registrant as Specified in Its Charter)

Switzerland (State or Other Jurisdiction of Incorporation)	001-39071 (Commission File Number)	N/A (IRS Employer Identification Number)

Biopôle Route de la Corniche 3B 1066 Epalinges Switzerland (Address of Principal Executive Offices) (Zip Code)	+41 21 653 02 00 (Registrant’s Telephone Number)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Shares, par value CHF 0.08 per share	ADCT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 C.F.R. §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 C.F.R. §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

ADC Therapeutics SA (the “Company”) held an extraordinary general meeting of shareholders (the “Special Meeting”) on November 11, 2024. The Company previously filed with the Securities and Exchange Commission a definitive proxy statement and related materials pertaining to the Special Meeting, which describe in detail each proposal submitted to shareholders at the Special Meeting. All proposals submitted to the shareholders at the Special Meeting were approved. The final results for the votes regarding each proposal are set forth below.

Proposal #1: Approving amendments to Article 4a of the articles of association to increase the Company’s capital range

The shareholders approved the amendments to Article 4a of the articles of association to increase the Company’s capital range. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
52,359,308	9,026,049	60,023	—

Proposal #2: Approving amendments to Article 4c of the articles of association to increase the Company’s conditional share capital for financing, acquisitions and other purposes

The shareholders approved the amendments to Article 4c of the articles of association to increase the Company’s conditional share capital for financing, acquisitions and other purposes. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
52,348,342	9,041,603	55,435	—

The amendments to the Company’s articles of association became effective upon their approval at the Special Meeting. A copy of the Company’s current articles of association is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Articles of Association of ADC Therapeutics SA
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADC Therapeutics SA
Date: November 13, 2024
	By:	/s/ Peter J. Graham
	Name:	Peter J. Graham
	Title:	Chief Legal Officer